Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
          In connection with the Quarterly Report on Form 10-Q of Salton, Inc. for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Ivan R. Habibe, Vice President and Chief Financial Officer of Salton, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Salton, Inc.

Dated: May 14, 2008	By:	/s/ Ivan R. Habibe
Ivan R. Habibe
Vice President and Chief Financial Officer